Exhibit 10.53

SECOND AMENDMENT TO SECURITY AGREEMENT

This Second Amendment to Security Agreement (this “Amendment”) is made as of December 20, 2019 by and among PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized under the laws of Delaware (the “Debtor”), and COBANK, ACB, a federally-chartered instrumentality of the United States, as Agent for the benefit of the Lenders under the PEP Credit Agreement (defined below) (together with its successors and assigns, the “Secured Party”).

WHEREAS, the Debtor, COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA, as a Lender (“Lender”), and the Secured Party, as Cash Management Provider and Agent, are parties to a Credit Agreement dated as of December 15, 2016, as amended from time to time, including by that certain Amendment No. 7 to Credit Agreement and Waiver (the “PEP Amendment”) of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “ PEP Credit Agreement”).

WHEREAS, the Debtor executed and delivered to the Secured Party a Security Agreement dated as of December 15, 2016 (the “Security Agreement”) to secure, among other things, the Debtor’s obligations under the PEP Credit Agreement. Capitalized terms not defined in this Amendment shall have the respective meanings ascribed to them by the Security Agreement.

WHEREAS, pursuant to Amendment No. 4 to Credit Agreement and Other Loan Documents dated as of March 20, 2019, the Debtor and the Lending Parties agreed to certain amendments to the Security Agreement.

WHEREAS, ILLINOIS CORN PROCESSING, LLC, a limited liability company organized under the laws of Delaware and an affiliate of the Debtor (“ICP”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, as a Lender, and the Secured Party, as Cash Management Provider and Agent, are parties to a Credit Agreement dated as of September 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “ICP Credit Agreement”).

WHEREAS, in connection with the PEP Amendment and the ICP Credit Agreement, the Debtor executed a Guaranty of even date herewith (“ICP Guaranty”) in favor of the Lending Parties, guarantying, among other things, ICP’s obligations under the ICP Credit Agreement.

WHEREAS, in connection with the execution of the PEP Amendment, the Debtor and ICP have agreed to amend certain provisions of the Security Agreement to provide, among other things, that the Security Agreement secures the Debtor’s obligations under the ICP Guaranty.

NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid to the Debtor and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Acknowledgments and Agreements. The Debtor hereby acknowledges and agrees as follows:

(a) Recitals. The Recitals to this Amendment are true and correct, and are hereby incorporated into and made a part of this Amendment and the Security Agreement.

(b) Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Security Agreement.

Section 2. Amendment to the Security Agreement.

(a) Section 2 of the Security Agreement is hereby amended by deleting Section 2 of the Security Agreement in its entirety and substituting the following in its place:

“2. THE OBLIGATIONS. The security interest granted hereunder shall secure (i) the payment and performance of all Obligations (as that term is defined in the Credit Agreement). (ii) all Guaranteed Obligations (as that term is defined in the ICP Guaranty dated as of December 20, 2019, executed by the Debtor in favor of the Lending Parties, as amended, restated or modified from time to time, which guaranties, among other things, ICP’s obligations under the ICP Credit Agreement), and (iii) all other obligations of the Debtor to the Lending Parties of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including without limitation all loans, advance and other extensions of credit by any of the Secured Party, the Lender, or the Cash Management Provider to the Debtor and all covenants, agreements, and provisions contained in all loan and other agreements between the Debtor, on the one hand, and any of the Secured Party, the Lender, or the Cash Management Provider, on the other hand (the “Obligations”); provided that, upon payment in full of the Guaranteed Amount (as defined in the ICP Guaranty), clause (ii) above shall be automatically deleted and thereafter the defined term “Obligations” as set forth herein shall mean as defined in clauses (i) and (iii) above.”.

Section 3. Representations and Warranties. The Debtor hereby represents and warrants to the Secured Party as follows:

(a) The Debtor has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment. This Amendment has been duly and validly executed and delivered to the Secured Party by the Debtor, and this Amendment and the Security Agreement as amended hereby and the other Loan Documents constitute the Debtor’s legal, valid and binding obligations enforceable in accordance with their respective terms.

(b) The execution, delivery and performance by the Debtor of this Amendment, and the performance of the Security Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any Governmental Authority, (ii) violate the Debtor’s Organizational Documents or any provision of any law, rule, regulation or order presently in effect having applicability to the Debtor, (iii) result in a breach of or constitute a default under any indenture or agreement to which the Debtor is a party or by which the Debtor or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Debtor (other than as required under the Loan Documents in favor of the Secured Party).

Section 4. Miscellaneous. This Amendment is a Loan Document. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado (other than its conflicts of laws rules). This Amendment, together with the Security Agreement amended hereby and the other Loan Documents, comprise the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to such subject matter, superseding all prior oral or written understandings. In the event of any conflict between this Amendment and the PEP Amendment, the PEP Amendment shall control. This Amendment is subject to the provisions of the PEP Credit Agreement relating to submission to jurisdiction, venue, service of process and waiver of right to trial by jury, the provisions which are by this reference incorporated herein in full. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment. The Debtor hereby authorizes the Secured Party to amend any previously filed UCC-1 financing statements to reflect the changes to the grant of security interest made effective by this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

PACIFIC ETHANOL PEKIN, LLC, as the Debtor

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

Signature Page to Second Amendment to Security Agreement

COBANK, ACB, as the Secured Party

By:	/s/ Janet Downs
Name:	Janet Downs
Title:	Sr. Officer

Signature Page to Second Amendment to Security Agreement